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                                 UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                  FORM 8-K

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                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  December 21, 1995
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                             MICHAEL FOODS, INC.
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           (Exact name of registrant as specified in its charter)


                                  DELAWARE
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               (State or other jurisdiction of incorporation)


        0-15568                                             41-1579532
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(Commission File Number)                       (IRS Employer Identification No.)


Suite 324, Park National Bank Bldg.
5353 Wayzata Boulevard
Minneapolis, Minnesota                     55416
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(Address of principal executive offices) (Zip Code)


(Registrant's telephone number, including area code)  (612) 546-1500
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                                      N/A
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        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

       On December 21, 1995 the Company, through its wholly-owned subsidiary Northern Star Co., completed the purchase of the refrigerated potato products line of Interstate Food Processing Corporation ("Interstate"). The assets purchased included the customer list, equipment, inventory, supplies, goodwill and a license of Interstate's "Quality Farms" trademark for the sale of refrigerated potato products in the institutional/foodservice market. Interstate has agreed to contract package products for the Company for an interim period.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits

            Press Release

                                 SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MICHAEL FOODS, INC.


Date: December 26, 1995                By:  /s/ John D. Reedy
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                                          John D. Reedy, Vice President-Finance,
                                          Chief Financial Officer and Treasurer